UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08215

Name of Fund:  MuniHoldings Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniHoldings Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 07/31/06

Date of reporting period: 08/01/05 - 01/31/06

Item 1 -   Report to Stockholders


MuniHoldings Fund II, Inc.
MuniHoldings New Jersey Insured Fund, Inc.


Semi-Annual Reports
January 31, 2006


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



These reports, including the financial information herein, are transmitted to shareholders of MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Fund II, Inc.
MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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MuniHoldings Fund II, Inc.

MuniHoldings New Jersey Insured Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to merge Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), and BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. As a result of the above transaction, the combined company is expected to become the investment adviser of the Funds, contingent upon the approval of the Funds' Board of Directors and Fund shareholders.



Quality Profiles as of January 31, 2006


                                               Percent of
MuniHoldings Fund II, Inc.                       Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           31.8%
AA/Aa                                              7.7
A/A                                               14.8
BBB/Baa                                           19.8
BB/Ba                                              4.1
B/B                                                2.2
CCC/Caa                                            1.7
NR                                                16.2
Other*                                             1.7

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



MuniHoldings New Jersey                        Percent of
Insured Fund, Inc.                               Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           86.7%
AA/Aa                                              3.2
A/A                                                3.8
BBB/Baa                                            5.4
Other*                                             0.9

 * Includes portfolio holdings in short-term investments.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



A Letter From the President


Dear Shareholder

After "muddling through" most of 2005, the financial markets saw increased volatility in January that resulted in a roller coaster of highs and lows for stocks and a similar ride for bonds. In the end, the major market indexes managed to post positive returns for the current reporting period:

Total Returns as of January 31, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 4.68%        +10.38%
Small cap U.S. equities (Russell 2000 Index)                           + 8.50         +18.89
International equities (MSCI Europe, Australasia, Far East Index)      +18.31         +22.76
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 0.84         + 1.80
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 1.33         + 2.83
High yield bonds (Credit Suisse High Yield Index)                      + 1.40         + 3.59

The Federal Reserve Board (the Fed) advanced its monetary tightening campaign with eight quarter-point interest rate hikes in 2005 and another on January 31, 2006. This brought the federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its interest rate-hiking program. Still, most observers expect another rate increase in March.

Stocks recorded their third straight year of positive performance in 2005 despite struggling amid rising interest rates, record-high oil prices and a devastating hurricane season. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International markets, in the meantime, continued to benefit from strong economic statistics, trade surpluses and solid finances.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term rates advanced more moderately, resulting in a flattening yield curve. We saw the curve invert temporarily at the end of December and again at the end of January into early February, with the two-year Treasury note offering a slightly higher yield than the 10-year note.

Looking ahead, the largest questions center on the Fed's future moves, the consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you consider how these factors might impact your investments in 2006, we encourage you to review your goals with your financial advisor and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



A Discussion With Your Funds' Portfolio Managers


We continued to position the Funds for a flattening municipal yield curve, which generally benefited performance as longer-term bonds continued to outperform shorter maturities.


Describe the recent market environment relative to municipal bonds.

During the six-month period, long-term bond yields generally rose as their prices, which move in the opposite direction, fell. The decline in bond prices came as commodity prices, especially oil and gold, remained elevated and investors continued to focus on potential inflationary pressures. Recently, a rise in national average hourly wage levels has led some economic analysts to suggest that declines in the U.S. employment rate may result in escalating wage inflation. These concerns, coupled with moderate economic activity throughout the six-month period, helped push bond yields higher. At the end of January, 30-year U.S. Treasury bond yields stood at 4.68% - 21 basis points higher than six months ago.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 4.5% on January 31. Given no indications that the monetary tightening cycle would be curtailed in early 2006, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past six months, 10-year U.S. Treasury note yields rose 25 basis points (.25%) to 4.53% and two-year Treasury yields rose 52 basis points to 4.54%.

Tax-exempt bond yields generally mirrored the movement of their taxable counterparts throughout most of the six-month period. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased 10 basis points to 4.45%, while the yield on AAA-rated issues maturing in 10 years rose 12 basis points to 3.78%. Notably, however, the municipal yield curve remained steep compared to the Treasury curve.

Over the past six months, $181 billion in new long-term municipal bonds was underwritten, an 8.8% increase compared to the same period a year ago. Refunding issues were a prominent component of municipal volume in 2005 as issuers took advantage of low bond yields and a flattening yield curve to refinance their outstanding higher-couponed debt. In 2005, refunding activity of $130.3 billion exceeded 2004 refunding volume by more than 47%. However, January 2006 brought a dramatic reversal in this trend, with refunding activity declining to approximately $3.5 billion, down more than 50% from January 2005. It remains to be seen if this is the beginning of a sustained decline in re-funding issuance. This is important, as analyst estimates for new-issue supply in 2006, currently in the $340 billion - $370 billion range, factor in only modest declines in refunding activity. Should January's trend continue, new-issue supply in the coming months could be significantly lower.

Investor demand for municipal product remained strong in recent quarters. According to information from the Investment Company Institute, long-term tax-exempt bond funds received $5.04 billion in net new monies during 2005. This represented a sharp reversal from the $13.67 billion outflow experienced in 2004. Net new cash flows remained strong in the first month of 2006. Recent statistics from AMG Data Services indicate that average weekly cash inflows have risen to approximately $300 million, a significant improvement from the weekly average of $65 million in December.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced annual issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.


MuniHoldings Fund II, Inc.

How did the Fund perform during the period?

For the six-month period ended January 31, 2006, the Common Stock of MuniHoldings Fund II, Inc. had net annualized yields of 6.31% and 6.33%, based on a period-end per share net asset value of $14.84 and a per share market price of $14.80, respectively, and $.472 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.02%, based on a change in per share net asset value from $15.03 to $14.84, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +1.60% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



The Fund's outperformance can be attributed to a modestly overweighted exposure to spread product - lower-quality, higher-yielding municipal bonds, which benefited as credit spreads narrowed during the period. The high yield municipal market continued to perform well on the back of strong demand, as investors, looking for better yields in a low interest rate environment, poured cash into high yield mutual funds. The Fund benefited particularly from issues in the special tax (land secured), senior living and toll road sectors, all of which saw gains in an otherwise down market. The Fund also benefited from price appreciation of its holdings issued by Mississippi's Systems Energy Resources Inc., a subsidiary of Entergy Corporation, which was downgraded after Hurricane Katrina struck the U.S. Gulf Coast region. Ironically, the credit downgrade caused our bonds to appreciate because it made it less probable that the securities' call feature would be exercised. Of final note, the Fund's underweight stance in airline bonds was a positive. We had no exposure to either Delta Airlines Inc. or Northwest Airlines, both of which declared bankruptcy during the period, in part because of the impact of higher fuel costs.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity concentrated on uncovering attractive relative value in the municipal marketplace. Given the prospect of continued yield curve flattening, we reduced our exposure to bonds with maturities of 10 years - 18 years while adding to our holdings in bonds longer than 25 years. We also maintained our strategy of purchasing bonds of issuers we believed were more likely to defease their existing debt to help close their budget gaps. When bonds are defeased, it typically means that the securities are retired at their first call date, enabling the bonds to appreciate significantly. The State of California and Commonwealth of Massachusetts are two issuers that have been aggressive in implementing this strategy. Purchases during the period also included higher coupon bonds with shorter call dates, which we believed offered attractive relative yields and the potential for future outperformance.

For the six months ended January 31, 2006, the average yield for the Fund's Auction Market Preferred Stock (AMPS) was 2.69% for Series A and 2.66% for Series B. At this point in the Fed's monetary tightening cycle, interest rate increases are having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 125 basis points during the six-month period. Nevertheless, we were still able to borrow at a lower rate than where we invest, and this has continued to generate an income benefit to the holders of Common Stock. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.42% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Relative to the broader municipal market, we maintained a neutral level of interest rate risk but are positioned for the continued flattening of the yield curve. Having reduced some of our more volatile corporate-backed bonds, the Fund has a more neutral exposure to high yield spread product. With higher interest rates and our outlook for slower economic activity, however, we will be on the lookout for opportunities to slightly increase the Fund's duration.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)


MuniHoldings New Jersey Insured Fund, Inc.

Describe conditions in the State of New Jersey.

Issuance of long-term municipal bonds in New Jersey totaled approximately
$3.9 billion in the fourth quarter of 2005, a 2.8% decline compared to the fourth quarter of 2004. For all of 2005, New Jersey municipal volume rose 7.1% to just over $16 billion on a year-over-year basis, trailing the 13.8% increase realized in the national municipal market.

New Jersey's economy continued to show signs of recovery, as revenues through the first half of fiscal year 2006 (that is, the six months ended December 31, 2005), were reported to be favorable to budget. However, the fiscal year 2007 budget, at $28 billion, projects a shortfall of $5 billion - $6 billion. New Jersey's financial challenges include the adequate funding of the public pension system, replenishment of the Transportation Trust Fund and compliance with court-mandated school construction spending. The pension system requires a minimum $1 billion next year, and a state advisory panel has recommended an infusion of $12 billion to fix that system. In the meantime, former Governor Codey's Benefits Review Task Force released its report in December outlining recommendations for reductions in pension and healthcare costs.

On the political front, New Jersey's November elections resulted in Democrats retaining control over both the state Senate and Assembly. The Democrats' gubernatorial candidate, Senator Jon Corzine, also claimed victory as the state's 54th governor.


How did the Fund perform during the period?

For the six-month period ended January 31, 2006, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. had net annualized yields of 5.91% and 5.81%, based on a period-end per share net asset value of $15.24 and a per share market price of $15.49, respectively, and $.454 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +.56%, based on a change in per share net asset value from $15.62 to $15.24, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed the +1.23% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey. The Fund was disadvantaged relative to many of its Lipper peers by its conservative investment parameters. Specifically, the Fund is limited in its ability to invest in lower-quality issues, which continued to outperform as credit spreads (versus higher-quality issues of comparable maturity) tightened dramatically. Per its investment parameters, 86.7% of the portfolio is invested in AAA-rated, insured bonds.

The key driver of performance during the period was our yield curve positioning - specifically, our focus on longer-term bonds, which outperformed shorter-term issues as the yield curve flattened. This did help performance somewhat, although not enough to compensate for the larger dynamic in the municipal market - that being the outperformance of lower-quality issues.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We saw an unprecedented increase in refinancing activity in 2005, prompted by the low interest rate environment as well as a dramatic flattening of the taxable yield curve, which makes the economics of refinancing that much more appealing for municipal issuers. Thus, a number of the portfolio's more seasoned issues were advance refunded, prompting our efforts to reallocate the proceeds. In doing so, we were committed to maintaining a balance between the income generated by our more seasoned, higher-couponed holdings and the total return we were trying to achieve with our new investments.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



In our restructuring efforts, we continued to position the Fund for a flattening yield curve. For most of the period, this involved moving our exposure further out toward the 20-year - 30-year maturity range. New purchases in this area of the curve were funded through the sale of some of those recently prerefunded holdings that had appreciated significantly in value. When a security is advance refunded, it tends to exhibit risk characteristics more reflective of a 5-year - 10-year bond, which is not necessarily our preferred maturity range given the flattening trend. So, we generally took opportunities to sell those bonds, particularly those with lower relative yields, and reallocated the proceeds further out.

Toward the end of the period, given the degree of flattening that had been realized in the municipal yield curve, we began to focus our investments more in 15-year - 17-year maturity range. We found that we could capture 90% - 93% of the yield available on the longest bonds (25 years - 30 years) without the additional risk of extending that far. So, this is really a continuation of our earlier flattening strategy, with purchases in the 15-year - 17-year range and still with some concentration in prerefunded bonds for their higher acquisition yields.

For the six-month period ended January 31, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 2.40%; Series B, 2.48%; Series C, 2.52%; Series D, 2.43%; and Series E, 2.30%. At this point in the Fed's monetary tightening cycle, interest rate increases are having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 125 basis points during the six-month period. Nevertheless, we were still able to borrow at a lower rate than where we invest, and this has continued to generate an income benefit to the holders of Common Stock. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.66% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The municipal bond market had rallied toward period-end. In light of that, we chose to take a more conservative market posture, including a duration somewhat shorter than that of our Lipper peers. We believe investors are struggling to interpret the significance of changes in statements released by the Fed as well as the uncertainty that accompanies the appointment of a new Fed chairman. We expect, and the Fed has indicated, that monetary policy will become increasingly "data dependent" now that the federal funds rate, at 4.5%, is generally perceived to be in the "neutral" range. Under these circumstances, we expect to maintain a duration fairly close to that of the Lipper average (biased toward the short side), at least until rates rise to more attractive levels.

Looking ahead, with the federal funds rate presently in the neutral range, it appears we are fairly close to an inflection point, which could result in a resteepening of the yield curve. To the extent that we do reach that inflection point, we would likely reconsider our long-standing yield curve flattening strategy, looking for opportunities to reduce some of the longer-dated holdings that have outperformed and perhaps positioning the portfolio for more of a steepening environment.


Robert A. DiMella, CFA
Vice President and Portfolio Manager
MuniHoldings Fund II, Inc.


Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
MuniHoldings New Jersey Insured Fund, Inc.


February 28, 2006



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately
3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of January 31, 2006, the percentages of MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc.'s total net assets invested in inverse floaters were 4.85% and 5.53%, respectively, before the deduction of Preferred Stock.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Schedule of Investments                              MuniHoldings Fund II, Inc.

                                                                 (in Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Alabama--2.2%

 $ 3,450   Jefferson County, Alabama, Limited Obligation
              School Warrants, Series A, 5% due 1/01/2024           $     3,559

Arizona--5.3%

   1,000   Arizona Health Facilities Authority Revenue Bonds
              (Catholic Healthcare West), Series A, 6.625%
              due 7/01/2020                                               1,112
   1,500   Maricopa County, Arizona, IDA, Education Revenue
              Bonds (Arizona Charter Schools Project 1),
              Series A, 6.50% due 7/01/2012                               1,525
   2,800   Phoenix, Arizona, IDA, Airport Facility, Revenue
              Refunding Bonds (America West Airlines Inc.
              Project), AMT, 6.30% due 4/01/2023                          2,274
   1,000   Pima County, Arizona, IDA, Education Revenue
              Bonds (Arizona Charter Schools Project), Series C,
              6.75% due 7/01/2031                                         1,047
   1,700   Pinal County, Arizona, COP, 5% due 12/01/2029                  1,730
   1,095   Show Low, Arizona, Improvement District No. 5,
              Special Assessment Bonds, 6.375% due 1/01/2015              1,131

Arkansas--0.6%

   1,000   University of Arkansas, University Construction
              Revenue Bonds (UAMS Campus), Series B, 5%
              due 11/01/2022 (d)                                          1,054

California--22.3%

   2,000   Benicia, California, Unified School District, GO,
              Refunding, Series A, 5.615%** due 8/01/2020 (b)             1,053
   2,565   California Pollution Control Financing Authority, PCR,
              Refunding, DRIVERS, AMT, Series 878Z, 7.345%
              due 12/01/2009 (d)(e)                                       2,909
   5,200   California State Public Works Board, Lease Revenue
              Bonds (Department of Corrections), Series C,
              5.25% due 6/01/2028                                         5,455
   1,000   East Side Union High School District, California,
              Santa Clara County, GO (Election of 2002),
              Series D, 5% due 8/01/2020 (i)                              1,065
           Golden State Tobacco Securitization Corporation of
              California, Tobacco Settlement Revenue Bonds:
     870         Series A-3, 7.875% due 6/01/2042                         1,046
   1,330         Series B, 5.625% due 6/01/2013 (h)                       1,488
   6,030   Los Angeles, California, Unified School District, GO,
              Series A, 5% due 1/01/2028 (d)                              6,293
   1,750   Poway, California, Unified School District, Special Tax
              (Community Facilities District No. 6 Area),
              Series A, 6.125% due 9/01/2033                              1,819
           San Marino, California, Unified School District, GO,
              Series A (d):
   1,820         5.50%** due 7/01/2017                                    1,116
   1,945         5.55%** due 7/01/2018                                    1,136
   2,070         5.60%** due 7/01/2019                                    1,153



    Face
  Amount   Municipal Bonds                                             Value

California (concluded)

 $ 5,525   Sequoia, California, Unified High School District, GO,
              Refunding, Series B, 5.50% due 7/01/2035 (c)          $     6,116
   5,000   Tracy, California, Area Public Facilities Financing
              Agency, Special Tax Refunding Bonds (Community
              Facilities District No. 87-1), Series H, 5.875%
              due 10/01/2019 (d)                                          5,235
   2,440   William S. Hart Union High School District, California,
              Capital Appreciation, GO (Election of 2001),
              Series B, 4.70%** due 9/01/2023 (c)                         1,088

Colorado--1.7%

   1,845   Elk Valley, Colorado, Public Improvement Revenue
              Bonds (Public Improvement Fee), Series A, 7.10%
              due 9/01/2014                                               1,974
     860   Plaza Metropolitan District No. 1, Colorado, Tax
              Allocation Revenue Bonds (Public Improvement
              Fees), 8.125% due 12/01/2025                                  856

Connecticut--0.9%

   1,715   Bridgeport, Connecticut, Senior Living Facilities Revenue
           Bonds (3030 Park Retirement Community Project), 7.25%
           due 4/01/2035                                                  1,452

Florida--7.9%

   1,665   Ballantrae, Florida, Community Development District,
              Capital Improvement Revenue Bonds, 6%
              due 5/01/2035                                               1,727
   1,000   Broward County, Florida, Airport Exempt Facility
              Revenue Bonds (Learjet Inc. Project), AMT, 7.50%
              due 11/01/2020                                              1,134
   1,765   Miami-Dade County, Florida, Subordinate Special
              Obligation Revenue Bonds, Series A, 5.24%**
              due 10/01/2037 (d)                                            347
   2,450   Midtown Miami, Florida, Community Development
              District, Special Assessment Revenue Bonds,
              Series A, 6.25% due 5/01/2037                               2,595
   2,400   Orange County, Florida, Health Facilities Authority,
              Hospital Revenue Bonds (Orlando Regional
              Healthcare), 6% due 12/01/2012 (h)                          2,726
   1,515   Orlando, Florida, Greater Orlando Aviation Authority,
              Airport Facilities Revenue Bonds (JetBlue Airways
              Corp.), AMT, 6.50% due 11/15/2036                           1,516
   1,275   Preserve at Wilderness Lake, Florida, Community
              Development District, Capital Improvement Bonds,
              Series A, 5.90% due 5/01/2034                               1,306
   1,700   West Villages Improvement District, Florida, Special
              Assessment Revenue Refunding Bonds (Unit of
              Development No. 2), 5.80% due 5/01/2036                     1,732



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single Family
VRDN     Variable Rate Demand Notes



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Schedule of Investments (continued)                  MuniHoldings Fund II, Inc.

                                                                 (in Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Georgia--5.2%

 $ 1,250   Atlanta, Georgia, Tax Allocation Bonds (Atlantic
              Station Project), 7.90% due 12/01/2024                 $    1,352
   2,500   Atlanta, Georgia, Water and Wastewater Revenue
              Bonds, VRDN, Series C, 3.05% due 11/01/2041 (c)(j)          2,500
   1,535   Brunswick & Glynn County, Georgia, Development
              Authority, First Mortgage Revenue Bonds (Coastal
              Community Retirement Corporation Project),
              Series A, 7.25% due 1/01/2035                               1,556
   1,945   Fulton County, Georgia, Development Authority, PCR
              (General Motors Corporation), Refunding, VRDN,
              8% due 4/01/2010 (j)                                        1,945
   1,250   Milledgeville-Baldwin County, Georgia, Development
              Authority Revenue Bonds (Georgia College and
              State University Foundation), 5.50% due 9/01/2024           1,323

Idaho--1.3%

   2,000   Power County, Idaho, Industrial Development
              Corporation, Solid Waste Disposal Revenue Bonds
              (FMC Corporation Project), AMT, 6.45%
              due 8/01/2032                                               2,097

Illinois--2.8%

   1,000   Chicago, Illinois, O'Hare International Airport, Special
              Facility Revenue Refunding Bonds (American
              Airlines Inc. Project), 8.20% due 12/01/2024                  967
   1,000   Chicago, Illinois, Special Assessment Bonds (Lake
              Shore East), 6.75% due 12/01/2032                           1,082
   2,000   Illinois HDA, Homeowner Mortgage Revenue Bonds,
              AMT, Sub-Series C-2, 5.25% due 8/01/2022                    2,058
     500   Illinois State Finance Authority Revenue Bonds
              (Landing At Plymouth Place Project), Series A,
              6% due 5/15/2025                                              508

Louisiana--2.4%

   2,500   Louisiana Public Facilities Authority, Hospital Revenue
              Bonds (Franciscan Missionaries of Our Lady Health
              System, Inc.), Series A, 5.25% due 8/15/2036                2,558
   1,275   New Orleans, Louisiana, Financing Authority Revenue
              Bonds (Xavier University of Louisiana Project),
              5.30% due 6/01/2026 (d)                                     1,339

Maine--2.2%

   3,455   Maine State Housing Authority, Mortgage Purchase
              Revenue Refunding Bonds, Series B, 5.30%
              due 11/15/2023                                              3,599

Maryland--5.3%

           Baltimore, Maryland, Convention Center Hotel
              Revenue Bonds:
   5,410         Senior Series A, 5.25% due 9/01/2039 (i)                 5,781
     480         Sub-Series B, 5.875% due 9/01/2039                         499
   1,250   Maryland State Economic Development Corporation,
              Student Housing Revenue Bonds (University of
              Maryland College Park Project), 6.50%
              due 6/01/2027                                               1,383
   1,050   Maryland State Energy Financing Administration,
              Limited Obligation Revenue Bonds (Cogeneration-
              AES Warrior Run), AMT, 7.40% due 9/01/2019                  1,064



    Face
  Amount   Municipal Bonds                                             Value

Massachusetts--4.6%

 $ 1,000   Massachusetts Bay Transportation Authority, Special
              Assessment Revenue Bonds, Series A, 5%
              due 7/01/2034                                          $    1,038
           Massachusetts State Development Finance Agency
              Revenue Bonds (Neville Communities Home),
              Series A (f):
     600         5.75% due 6/20/2022                                        667
   1,500         6% due 6/20/2044                                         1,671
   1,000   Massachusetts State, HFA, Housing Revenue Bonds
              (Rental Mortgage), AMT, Series C, 5.625%
              due 7/01/2040 (a)                                           1,025
   3,115   Massachusetts State School Building Authority,
              Dedicated Sales Tax Revenue Bonds, Series A,
              5% due 8/15/2030 (c)                                        3,259

Michigan--2.4%

   1,100   Flint, Michigan, Hospital Building Authority Revenue
              Refunding Bonds (Hurley Medical Center), Series A,
              6% due 7/01/2020 (k)                                        1,199
   2,500   Michigan State Strategic Fund, Limited Obligation
              Revenue Refunding Bonds, DRIVERS, AMT,
              Series 857Z, 7.924% due 3/01/2010 (e)(i)                    2,778

Minnesota--7.2%

   1,680   Minneapolis, Minnesota, Community Development
              Agency, Supported Development Revenue
              Refunding Bonds (Common Bond), Series G-3,
              5.35% due 12/01/2011 (h)                                    1,830
   4,220   Minnesota State Municipal Power Agency, Electric
              Revenue Bonds, 5.25% due 10/01/2021                         4,513
           Rockford, Minnesota, Independent School District
              No. 883, GO (c):
   2,870         5.60% due 2/01/2019                                      3,074
   2,390         5.60% due 2/01/2020                                      2,560

Mississippi--1.5%

           Mississippi Business Finance Corporation, Mississippi,
              PCR, Refunding (System Energy Resources Inc.
              Project):
   2,000         5.875% due 4/01/2022                                     2,029
     500         5.90% due 5/01/2022                                        508

Missouri--2.0%

           Fenton, Missouri, Tax Increment Revenue Refunding
              and Improvement Bonds (Gravois Bluffs):
     215         6.75% due 10/01/2015                                       216
   1,000         7% due 10/01/2021                                        1,069
   1,000   Kansas City, Missouri, IDA, First Mortgage Health
              Facilities Revenue Bonds (Bishop Spencer Place),
              Series A, 6.50% due 1/01/2035                               1,048
   1,000   Missouri State Development Finance Board,
              Infrastructure Facilities Revenue Refunding Bonds
              (Branson), Series A, 5.50% due 12/01/2032                   1,037

New Jersey--11.3%

           New Jersey EDA, Cigarette Tax Revenue Bonds:
   4,050         5.75% due 6/15/2029                                      4,272
   1,890         5.50% due 6/15/2031                                      1,954
           New Jersey EDA, Retirement Community Revenue
              Bonds:
   1,000         (Cedar Crest Village Inc. Facility), Series A, 7.25%
                 due 11/15/2031                                           1,083
   2,000         (Seabrook Village Inc.), Series A, 8.125%
                 due 11/15/2023                                           2,262



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Schedule of Investments (continued)                  MuniHoldings Fund II, Inc.

                                                                 (in Thousands)


    Face
  Amount   Municipal Bonds                                             Value

New Jersey (concluded)

 $ 2,000   New Jersey EDA, Special Facility Revenue Bonds
              (Continental Airlines Inc. Project), AMT, 6.625%
              due 9/15/2012                                          $    1,978
   2,375   New Jersey Health Care Facilities Financing Authority
              Revenue Bonds (South Jersey Hospital), 6%
              due 7/01/2026                                               2,536
   2,500   New Jersey State Turnpike Authority, Turnpike
              Revenue Bonds, Series C, 5% due 1/01/2030 (c)               2,604
   1,725   Tobacco Settlement Financing Corporation of New
              Jersey, Asset-Backed Revenue Bonds, 7%
              due 6/01/2041                                               1,970

New Mexico--2.2%

   3,675   Farmington, New Mexico, PCR, Refunding (Public
              Service Company-San Juan Project), Series A,
              5.80% due 4/01/2022                                         3,728

New York--11.2%

   1,000   Dutchess County, New York, IDA, Civic Facility
              Revenue Refunding Bonds (Saint Francis Hospital),
              Series A, 7.50% due 3/01/2029                               1,091
     415   New York City, New York, City IDA, Civic Facility
              Revenue Bonds, Series C, 6.80% due 6/01/2028                  447
   4,500   New York City, New York, City Municipal Financing
              Authority, Water and Sewer Systems Revenue Bonds,
              Series B, 5% due 6/15/2036                                  4,669
           New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds (a):
   1,600         DRIVERS, Series 1133Z, 7.166%
                 due 10/15/2012 (e)                                       1,845
   1,500         Series A, 5% due 10/15/2029                              1,570
   2,030   New York State Dormitory Authority Revenue Bonds
              (School Districts Financing Program), Series D,
              5.25% due 10/01/2023 (d)                                    2,188
      40   Suffolk County, New York, IDA, Civic Facility Revenue
              Bonds (Special Needs Facilities Pooled Program),
              Series D-1, 5.50% due 7/01/2007                                40
           Tobacco Settlement Financing Corporation of New
              York Revenue Bonds:
   1,100         Series A-1, 5.50% due 6/01/2015                          1,179
   2,400         Series A-1, 5.50% due 6/01/2018                          2,615
   1,100         Series C-1, 5.50% due 6/01/2022                          1,203
   1,575   Westchester County, New York, IDA, Continuing Care
              Retirement, Mortgage Revenue Bonds (Kendal on
              Hudson Project), Series A, 6.50% due 1/01/2034              1,679

North Carolina--2.5%

     805   Gaston County, North Carolina, Industrial Facilities
              and Pollution Control Financing Authority, Revenue
              Bonds (National Gypsum Company Project), AMT,
              5.75% due 8/01/2035                                           843
   2,000   North Carolina Eastern Municipal Power Agency,
              Power System Revenue Bonds, Series D, 6.75%
              due 1/01/2026                                               2,197
   1,000   North Carolina Medical Care Commission, Health
              Care Housing Revenue Bonds (The ARC of North
              Carolina Projects), Series A, 5.80% due 10/01/2034          1,029



    Face
  Amount   Municipal Bonds                                             Value

Oklahoma--1.8%

 $   860   Norman, Oklahoma, Regional Hospital Authority,
              Hospital Revenue Bonds, 5.375% due 9/01/2029           $      864
   1,120   Oklahoma State Housing Finance Agency, S/F
              Mortgage Revenue Bonds (Homeownership
              Loan Program), Series D-2, AMT, 6.25% due
              9/01/2029 (f)(g)                                            1,122
   1,075   Tulsa, Oklahoma, Municipal Airport Trust Revenue
              Refunding Bonds (AMR Corporation), AMT,
              Series A, 5.375% due 12/01/2035                             1,062

Pennsylvania--6.0%

   1,230   Bucks County, Pennsylvania, IDA, Retirement
              Community Revenue Bonds (Ann's Choice Inc.),
              Series A, 5.90% due 1/01/2027                               1,241
   2,090   Lehigh County, Pennsylvania, IDA, PCR, Refunding
              (Pennsylvania Power and Light Utilities Corporation
              Project), 4.75% due 2/15/2027 (b)                           2,121
   2,750   Pennsylvania Economic Development Financing
              Authority, Exempt Facilities Revenue Bonds
              (National Gypsum Company), AMT, Series A, 6.25%
              due 11/01/2027                                              2,931
     540   Philadelphia, Pennsylvania, Authority for IDR,
              Commercial Development, 7.75% due 12/01/2017                  546
   2,630   Sayre, Pennsylvania, Health Care Facilities Authority,
              Revenue Bonds (Guthrie Healthcare System),
              Series B, 7.125% due 12/01/2031                             3,112

Rhode Island--1.4%

   2,190   Rhode Island State Health and Educational Building
              Corporation, Hospital Financing Revenue Bonds
              (Lifespan Obligation Group), 6.50% due 8/15/2032            2,402

South Carolina--3.3%

   2,080   Medical University Hospital Authority, South Carolina,
              Hospital Facilities Revenue Refunding Bonds,
              Series A, 6.375% due 8/15/2012 (h)                          2,410
   2,000   South Carolina Jobs, EDA, Economic Development
              Revenue Bonds (Westminster Presbyterian Center),
              7.75% due 11/15/2010 (h)                                    2,363
     650   South Carolina Jobs, EDA, Economic Development
              Revenue Refunding Bonds (Westminster
              Presbyterian Center), 5.375% due 11/15/2030                   642

Tennessee--3.8%

   2,200   Hardeman County, Tennessee, Correctional Facilities
              Corporation Revenue Bonds, Series B, 7.375%
              due 8/01/2017                                               2,258
   3,450   Shelby County, Tennessee, Health, Educational and
              Housing Facility Board, Hospital Revenue Refunding
              Bonds (Methodist Healthcare) 6.50% due 9/01/2012 (h)        4,026

Texas--11.9%

   2,665   Austin, Texas, Convention Center Revenue Bonds
              (Convention Enterprises Inc.), First Tier, Series A,
              6.70% due 1/01/2028                                         2,846
   1,000   Brazos River Authority, Texas, PCR, Refunding (TXU
              Energy Company LLC Project), Series B, 4.75%
              due 5/01/2029                                               1,009
   2,500   Brazos River, Texas, Harbor Navigation District,
              Brazoria County Environmental Revenue Refunding
              Bonds (Dow Chemical Company Project), AMT,
              Series A-7, 6.625% due 5/15/2033                            2,770



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Schedule of Investments (concluded)                  MuniHoldings Fund II, Inc.

                                                                 (in Thousands)


    Face
  Amount   Municipal Bonds                                             Value

Texas (concluded)

           Harris County, Texas, Revenue Refunding Bonds,
              DRIVERS (c)(e):
 $ 2,610         Series 1111, 7.155% due 8/15/2009                   $    2,820
   1,755         Series 1172-Z, 8% due 8/15/2009                          1,890
   1,300   Houston, Texas, Health Facilities Development
              Corporation, Retirement Facility Revenue Bonds
              (Buckingham Senior Living Community), Series A,
              7.125% due 2/15/2034                                        1,425
   2,965   Matagorda County, Texas, Navigation District
              No. 1, Revenue Refunding Bonds (Reliant
              Energy Inc.), Series C, 8% due 5/01/2029                    3,212
   1,100   Port Corpus Christi, Texas, Individual Development
              Corporation, Environmental Facilities Revenue
              Bonds (Citgo Petroleum Corporation Project), AMT,
              8.25% due 11/01/2031                                        1,159
   2,495   Red River Authority, Texas, PCR, Refunding (Celanese
              Project), Series A, 6.45% due 11/01/2030                    2,660

Vermont--0.6%

   1,000   Vermont Educational and Health Buildings Financing
              Agency Revenue Bonds (Developmental and Mental
              Health), Series A, 6.50% due 6/15/2032                      1,048

Virginia--15.3%

     575   Chesterfield County, Virginia, IDA, PCR, Refunding
              (Virginia Electric and Power Company), Series B,
              5.875% due 6/01/2017                                          627
     425   Chesterfield County, Virginia, IDA, PCR (Virginia
              Electric and Power Company), Series A, 5.875%
              due 6/01/2017                                                 463
   5,000   Fairfax County, Virginia, EDA, Resource Recovery
              Revenue Refunding Bonds, AMT, Series A, 6.10%
              due 2/01/2011 (a)                                           5,489
           Pocahontas Parkway Association, Virginia, Toll Road
              Revenue Bonds:
   3,885         Senior Series A, 5.50% due 8/15/2028                     3,996
  18,400         Senior Series B, 7.35%** due 8/15/2030                   4,514
   2,185   Tobacco Settlement Financing Corporation of
              Virginia, Asset-Backed Revenue Bonds, 5.625%
              due 6/01/2037                                               2,221
   3,465   Virginia State, GO, Series A, 4.50% due 6/01/2025              3,491



    Face
  Amount   Municipal Bonds                                             Value

Virginia (concluded)

 $ 1,095   Virginia State, HDA, Rental Housing Revenue Bonds,
              AMT, Series B, 5.625% due 8/01/2011                    $    1,151
   3,200   Virginia State, HDA, Revenue Bonds, AMT, Series D,
              6% due 4/01/2024                                            3,352

Washington--0.6%

   1,040   Seattle, Washington, Housing Authority Revenue
              Bonds (Replacement Housing Project), 6.125%
              due 12/01/2032                                              1,039

Wisconsin--0.9%

   1,360   Wisconsin State Health and Educational Facilities
              Authority Revenue Bonds (Synergyhealth Inc.), 6%
              due 11/15/2032                                              1,453

Puerto Rico--2.7%

   3,040   Puerto Rico Electric Power Authority, Power Revenue
              Bonds, Series RR, 5% due 7/01/2027 (i)                      3,194
   1,550   Puerto Rico Industrial, Medical and Environmental
              Pollution Control Facilities Financing Authority,
              Special Facilities Revenue Bonds (American Airlines
              Inc.), Series A, 6.45% due 12/01/2025                       1,229

U.S. Virgin Islands--1.8%

   2,680   Virgin Islands Government Refinery Facilities, Revenue
              Refunding Bonds (Hovensa Coker Project), AMT,
              6.50% due 7/01/2021                                         3,028

           Total Municipal Bonds
           (Cost--$243,564)--155.1%                                     257,069



  Shares
    Held   Short-Term Securities


      12   Merrill Lynch Institutional Tax-Exempt Fund (l)                   12

           Total Short-Term Securities
           (Cost--$12)--0.0%                                                 12

Total Investments (Cost--$243,576*)--155.1%                             257,081
Liabilities in Excess of Other Assets--(2.6%)                           (4,275)
Preferred Stock, at Redemption Value--(52.5%)                          (87,032)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  165,774
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of January 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                           $       243,154
                                             ===============
    Gross unrealized appreciation            $        15,095
    Gross unrealized depreciation                    (1,168)
                                             ---------------
    Net unrealized appreciation              $        13,927
                                             ===============


** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(f) GNMA Collateralized.

(g) FNMA Collateralized.

(h) Prerefunded.

(i) XL Capital Insured.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(k) ACA Insured.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund           --          --++

     ++ Amount is less than $1,000.


    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Schedule of Investments              MuniHoldings New Jersey Insured Fund, Inc.

                                                                 (in Thousands)


    Face
  Amount   Municipal Bonds                                             Value

New Jersey--151.4%

 $ 1,875   Atlantic Highlands, New Jersey, Highland Regional
              Sewer Authority, Sewer Revenue Refunding Bonds,
              5.50% due 1/01/2020 (d)                                $    2,037

           Camden County, New Jersey, Improvement Authority,
              Lease Revenue Bonds (e)(f):
   2,635         5.375% due 9/01/2010                                     2,842
   1,540         5.50% due 9/01/2010                                      1,669

     430   Carteret, New Jersey, Board of Education, COP, 6%
              due 1/15/2010 (b)(e)                                          474

   6,210   Casino Reinvestment Development Authority, New
              Jersey, Parking Fee Revenue Bonds, Series A, 5.25%
              due 10/01/2007 (e)(f)                                       6,410

   2,500   Delaware River and Bay Authority, New Jersey, Revenue
              Bonds, 5% due 1/01/2033 (b)                                 2,581

   4,630   Delaware River Joint Toll Bridge Commission,
              New Jersey and Pennsylvania, Bridge Revenue
              Refunding Bonds, 5% due 7/01/2028                           4,763

           Delaware River Port Authority of New Jersey and
              Pennsylvania, Revenue Bonds (f):
   5,000         5.50% due 1/01/2012                                      5,348
   6,000         5.625% due 1/01/2013                                     6,460
     500         5.75% due 1/01/2015                                        539
   4,865         6% due 1/01/2018                                         5,288
   5,525         6% due 1/01/2019                                         6,005
   2,425         (Port District Project), Series B, 5.625%
                 due 1/01/2026                                            2,589

   7,895   East Orange, New Jersey, Board of Education, COP,
              5.50% due 8/01/2012 (f)                                     8,678

   1,000   East Orange, New Jersey, Water Utility, GO, Refunding,
              5.70% due 6/15/2008 (a)(e)                                  1,061

   4,000   Essex County, New Jersey, Improvement Authority,
              Lease Revenue Bonds (Correctional Facility Project),
              6% due 10/01/2010 (d)(e)                                    4,423

   3,300   Essex County, New Jersey, Improvement Authority,
              Lease Revenue Refunding Bonds (County Jail and
              Youth House Project), 5.35% due 12/01/2024 (a)              3,413

   4,400   Essex County, New Jersey, Improvement Authority
              Revenue Bonds, Series A, 5% due 10/01/2028 (d)              4,576

   2,705   Essex County, New Jersey, Improvement Authority,
              Utility System Revenue Bonds (East Orange
              Franchise), 6% due 7/01/2008 (b)(e)                         2,887

           Garden State Preservation Trust of New Jersey, Capital
              Appreciation Revenue Bonds, Series B (f):
   9,000         5.12%** due 11/01/2023                                   4,078
  10,000         5.20%** due 11/01/2025                                   4,089



    Face
  Amount   Municipal Bonds                                             Value

New Jersey (continued)

           Garden State Preservation Trust of New Jersey, Open
              Space and Farmland Preservation Revenue Bonds,
              Series A (f):
 $ 1,960         5.80% due 11/01/2021                                $    2,260
   2,730         5.80% due 11/01/2023                                     3,148
   9,160         5.75% due 11/01/2028                                    11,030

           Garden State Preservation Trust of New Jersey,
              Open Space and Farmland Preservation, Revenue
              Refunding Bonds, Series C (f):
   5,000         5.25% due 11/01/2020                                     5,631
   7,705         5.25% due 11/01/2021                                     8,687

   2,230   Jersey City, New Jersey, GO, Series B, 5.25%
              due 9/01/2023 (f)                                           2,405

   5,250   Lafayette Yard, New Jersey, Community Development
              Revenue Bonds (Hotel/Conference Center Project-
              Trenton), 6% due 4/01/2010 (b)(e)                           5,808

   1,550   Middlesex County, New Jersey, COP, 5.25%
              due 6/15/2023 (b)                                           1,632

   1,375   Middlesex County, New Jersey, COP, Refunding,
              5.50% due 8/01/2016 (b)                                     1,494

   5,270   Middlesex County, New Jersey, Improvement
              Authority, Lease Revenue Bonds (Educational
              Services Commission Projects), 6%
              due 7/15/2010 (e)                                           5,857

     500   Middlesex County, New Jersey, Improvement
              Authority Revenue Bonds (Senior Citizens Housing
              Project), AMT, 5.50% due 9/01/2030 (a)                        523

           Monmouth County, New Jersey, Improvement
              Authority Revenue Refunding Bonds (a):
   1,540         5.35% due 12/01/2017                                     1,649
   1,470         5.375% due 12/01/2018                                    1,576

           New Jersey EDA, Cigarette Tax Revenue Bonds:
   2,700         5.625% due 6/15/2019                                     2,861
   2,000         5.75% due 6/15/2029                                      2,110
     585         5.50% due 6/15/2031                                        605
   1,180         5.75% due 6/15/2034                                      1,240

   5,000   New Jersey EDA, Lease Revenue Bonds (University of
              Medicine and Dentistry-International Center for
              Public Health Project), 6% due 6/01/2032 (a)                5,458

           New Jersey EDA, Motor Vehicle Surcharge Revenue
              Bonds, Series A (b):
   7,500         5.25% due 7/01/2026                                      8,461
  11,105         5.25% due 7/01/2033                                     11,843
   4,485         5% due 7/01/2034                                         4,650

           New Jersey EDA, Natural Gas Facilities Revenue
              Refunding Bonds, RIB, AMT (b)(j):
   3,155         Series 161, 8.04% due 6/01/2032                          3,388
   9,460         Series 1202, 8.10% due 6/01/2032                        10,160

   1,000   New Jersey EDA, Parking Facility Revenue Bonds
              (Elizabeth Development Company Project), 5.60%
              due 10/15/2026 (d)                                          1,052



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Schedule of Investments (continued)  MuniHoldings New Jersey Insured Fund, Inc.

                                                                 (in Thousands)


    Face
  Amount   Municipal Bonds                                             Value

New Jersey (continued)

 $ 4,580   New Jersey EDA, Revenue Bonds, DRIVERS,
              Series 219, 8.646% due 5/01/2016 (f)(j)                $    5,303

           New Jersey EDA, School Facilities Construction
              Revenue Bonds:
   9,000         Series L, 5% due 3/01/2030 (f)                           9,352
   8,420         Series O, 5.25% due 3/01/2023                            9,003

   2,500   New Jersey EDA, Solid Waste Disposal Facilities
              Revenue Bonds (Waste Management Inc.), AMT,
              Series A, 5.30% due 6/01/2015                               2,628

           New Jersey EDA, State Lease Revenue Bonds:
   2,670         (Liberty State Park Project), Series C, 5%
                 due 3/01/2022 (f)                                        2,826
   1,400         (Liberty State Park Project), Series C, 5%
                 due 3/01/2023 (f)                                        1,478
   3,000         (State Office Buildings Projects), 6%
                 due 6/15/2010 (a)(e)                                     3,305
   4,620         (State Office Buildings Projects), 6.25%
                 due 6/15/2010 (a)(e)                                     5,133

  10,775   New Jersey Health Care Facilities Financing Authority,
              Department of Human Services Revenue Bonds
              (Greystone Park Psychiatric Hospital Project),
              5% due 9/15/2023 (a)                                       11,312

           New Jersey Health Care Facilities Financing Authority
              Revenue Bonds:
   2,315         (RWJ Healthcare Corporation), Series B, 5%
                 due 7/01/2025 (i)                                        2,394
   3,015         (RWJ Healthcare Corporation), Series B, 5%
                 due 7/01/2035 (i)                                        3,083
   2,820         (Society of the Valley Hospital), 5.375%
                 due 7/01/2025 (a)                                        2,990
   2,135         (Somerset Medical Center), 5.50% due 7/01/2033           2,186
   5,440         (South Jersey Hospital), 6% due 7/01/2026                5,809

           New Jersey Health Care Facilities Financing Authority,
              Revenue Refunding Bonds:
   4,000         (AHS Hospital Corporation), Series A, 6%
                 due 7/01/2013 (a)                                        4,525
   1,455         (Atlantic City Medical Center), 6.25%
                 due 7/01/2017                                            1,626
   3,500         (Atlantic City Medical Center), 5.75%
                 due 7/01/2025                                            3,759
   1,775         (Holy Name Hospital), 6% due 7/01/2025                   1,839
   1,000         (Meridian Health System Obligation Group),
                 5.375% due 7/01/2024 (f)                                 1,060

           New Jersey Sports and Exposition Authority, Luxury
              Tax Revenue Refunding Bonds (Convention
              Center) (b):
   2,000         5.50% due 3/01/2021                                      2,296
   3,000         5.50% due 3/01/2022                                      3,453



    Face
  Amount   Municipal Bonds                                             Value

New Jersey (continued)

 $ 2,400   New Jersey Sports and Exposition Authority, State
              Contract Revenue Bonds, Series A, 6%
              due 3/01/2013 (b)                                      $    2,618

   7,500   New Jersey State Educational Facilities Authority,
              Higher Education, Capital Improvement Revenue
              Bonds, Series A, 5.125% due 9/01/2022 (a)                   7,991

           New Jersey State Educational Facilities Authority
              Revenue Bonds:
  18,325         (Capital Improvement Fund), Series A, 5.75%
                 due 9/01/2010 (e)(f)                                    20,051
   3,615         (Rowan University), Series C, 5.125%
                 due 7/01/2028 (b)                                        3,816
   3,260         (Rowan University), Series C, 5%
                 due 7/01/2034 (b)                                        3,382

           New Jersey State Educational Facilities Authority,
              Revenue Refunding Bonds:
   7,510         (Montclair State University), Series L, 5%
                 due 7/01/2034 (b)                                        7,792
   2,375         (Rowan University), Series C, 5.25%
                 due 7/01/2017 (d)                                        2,558
   2,820         (Rowan University), Series C, 5.25%
                 due 7/01/2018 (d)                                        3,037
   2,635         (Rowan University), Series C, 5.25%
                 due 7/01/2019 (d)                                        2,838
   1,410         (Rowan University), Series C, 5%
                 due 7/01/2031 (d)                                        1,454
   4,000         (University of Medicine and Dentistry), Series B,
                 5.25% due 12/01/2017 (a)                                 4,046

  11,225   New Jersey State Housing and Mortgage Financing
              Agency, Capital Fund Program Revenue Bonds,
              Series A, 4.70% due 11/01/2025 (f)                         11,342

           New Jersey State Housing and Mortgage Finance
              Agency, Home Buyer Revenue Bonds, AMT,
              Series U (b):
   1,000         5.60% due 10/01/2012                                     1,032
   2,820         5.65% due 10/01/2013                                     2,908
   3,000         5.75% due 4/01/2018                                      3,097
     805         5.85% due 4/01/2029                                        828

   5,000   New Jersey State Transit Corporation, COP (Federal
              Transit Administration Grants), Series A, 6.125%
              due 9/15/2009 (a)(e)                                        5,444

           New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Bonds:
   7,500         Series A, 6% due 6/15/2010 (e)                           8,268
  14,000         Series D, 5% due 6/15/2019 (f)                          14,916



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Schedule of Investments (continued)  MuniHoldings New Jersey Insured Fund, Inc.

                                                                 (in Thousands)


    Face
  Amount   Municipal Bonds                                             Value

New Jersey (continued)

 $ 9,165   New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Refunding Bonds,
              Series B, 5.50% due 12/15/2021 (b)                     $   10,546

   7,615   New Jersey State Turnpike Authority, Turnpike Revenue
           Bonds, Series B, 5.15%** due 1/01/2035 (a)                     5,011

           New Jersey State Turnpike Authority, Turnpike
              Revenue Refunding Bonds:
     910         Series C, 6.50% due 1/01/2016 (b)                        1,066
   4,355         Series C, 6.50% due 1/01/2016 (b)(g)                     5,115
     255         Series C, 6.50% due 1/01/2016 (b)(g)                       300
   4,665         Series C-1, 4.50% due 1/01/2031 (a)                      4,589

           North Bergen Township, New Jersey, Board of
              Education, COP (f):
   1,000         6% due 12/15/2010 (e)                                    1,119
   3,260         6.25% due 12/15/2010 (e)                                 3,681
   1,250         5% due 12/15/2018                                        1,315

   3,035   Orange Township, New Jersey, Municipal Utility
              and Lease, GO, Refunding, Series C, 5.10%
              due 12/01/2017 (b)                                          3,186

           Paterson, New Jersey, Public School District, COP (b):
   1,980         6.125% due 11/01/2015                                    2,171
   2,000         6.25% due 11/01/2019                                     2,203

   4,750   Port Authority of New Jersey and New York,
              Consolidated Revenue Refunding Bonds, AMT,
              119th Series, 5.50% due 9/15/2019 (d)                       4,850

           Port Authority of New Jersey and New York, Special
              Obligation Revenue Bonds, AMT (b):
   2,375         DRIVERS, AMT, Series 192, 8.13%
                 due 12/01/2025 (j)                                       2,541
   2,165         (JFK International Air Terminal LLC), RIB,
                 Series 157, 8.15% due 12/01/2022 (j)                     2,397
  13,500         (JFK International Air Terminal LLC), Series 6,
                 6.25% due 12/01/2011                                    14,960
   1,500         (JFK International Air Terminal LLC), Series 6,
                 6.25% due 12/01/2015                                     1,709

   9,600   Rahway Valley Sewerage Authority, New Jersey,
              Sewer Revenue Bonds (Capital Appreciation),
              Series A, 4.79%** due 9/01/2028 (b)                         3,352

           South Jersey Port Corporation of New Jersey,
              Revenue Refunding Bonds:
   3,750         4.50% due 1/01/2015                                      3,844
   1,920         4.50% due 1/01/2016                                      1,951
   1,500         5% due 1/01/2026                                         1,540
   2,000         5.10% due 1/01/2033                                      2,051

   4,755   Tobacco Settlement Financing Corporation of New
              Jersey, Asset-Backed Revenue Bonds, 7%
              due 6/01/2041                                               5,430



    Face
  Amount   Municipal Bonds                                             Value

New Jersey (concluded)

 $ 4,325   Trenton, New Jersey, Parking Authority, Parking
              Revenue Bonds, DRIVERS, Series 221, 8.859%
              due 4/01/2010 (d)(e)(j)                                $    5,202

   2,000   University of Medicine and Dentistry of New Jersey,
              COP, 5% due 6/15/2029 (b)                                   2,072

   4,740   University of Medicine and Dentistry of New
              Jersey, Revenue Bonds, Series A, 5.50%
              due 12/01/2027 (a)                                          5,151

   8,580   West Deptford Township, New Jersey, GO, 5.625%
              due 9/01/2010 (d)(e)                                        9,343

   3,615   West Orange, New Jersey, Board of Education, COP,
              6% due 10/01/2009 (b)(e)                                    3,964


Puerto Rico--8.7%

           Puerto Rico Commonwealth Highway and
              Transportation Authority, Transportation Revenue
              Refunding Bonds:
   4,500         Series J, 5% due 7/01/2029 (b)                           4,707
   3,480         Series K, 5% due 7/01/2045                               3,516

           Puerto Rico Electric Power Authority, Power Revenue
              Bonds:
  10,000         Series HH, 5.25% due 7/01/2029 (f)                      10,658
   5,100         Series RR, 5% due 7/01/2028 (c)                          5,342

           Puerto Rico Industrial, Tourist, Educational, Medical
              and Environmental Control Facilities Revenue
              Bonds, Series A:
   1,780         (Hospital Auxilio Mutuo Obligation Group),
                 6.25% due 7/01/2024 (b)                                  1,787
   1,750         (Hospital de la Concepcion), 6.50%
                 due 11/15/2020                                           1,952

           Total Municipal Bonds
           (Cost--$490,660)--160.1%                                     515,137



  Shares
    Held   Short-Term Securities

   4,600   CMA New Jersey Municipal Money Fund (h)                        4,600

           Total Short-Term Securities
           (Cost--$4,600)--1.4%                                           4,600

Total Investments (Cost--$495,260*)--161.5%                             519,737
Other Assets Less Liabilities--1.6%                                       5,183
Preferred Stock, at Redemption Value--(63.1%)                         (203,064)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  321,856
                                                                     ==========




SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Schedule of Investments (concluded)  MuniHoldings New Jersey Insured Fund, Inc.

                                                                 (in Thousands)


  * The cost and unrealized appreciation (depreciation) of investments, as of January 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                           $       495,208
                                             ===============
    Gross unrealized appreciation            $        24,731
    Gross unrealized depreciation                      (202)
                                             ---------------
    Net unrealized appreciation              $        24,529
                                             ===============


 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) Prerefunded.

(f) FSA Insured.

(g) Escrowed to maturity.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    CMA New Jersey Municipal Money Fund             (1,532)        $    50


(i) Radian Insured.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006


Statements of Net Assets
                                                                                                                    MuniHoldings
                                                                                                                     New Jersey
                                                                                                 MuniHoldings         Insured
As of January 31, 2006                                                                          Fund II, Inc.        Fund, Inc.
Assets

           Investments in unaffiliated securities, at value*                                   $   257,068,889    $   515,137,072
           Investments in affiliated securities, at value**                                             11,733          4,599,485
           Cash                                                                                         14,482            124,026
           Interest receivable                                                                       3,470,762          5,384,152
           Receivable for securities sold                                                              415,453                 --
           Prepaid expenses                                                                              1,535              2,235
                                                                                               ---------------    ---------------
           Total assets                                                                            260,982,854        525,246,970
                                                                                               ---------------    ---------------

Liabilities

           Payable for securities purchased                                                          8,015,581                 --
           Payable to investment adviser                                                               110,659            215,269
           Payable for other affiliates                                                                  2,667              6,760
           Accrued expenses and other liabilities                                                       48,057            104,387
                                                                                               ---------------    ---------------
           Total liabilities                                                                         8,176,964            326,416
                                                                                               ---------------    ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share*** of
           AMPS+++ at $25,000 per share liquidation preference                                      87,031,754        203,064,355
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                               $   165,774,136    $   321,856,199
                                                                                               ===============    ===============

Net Assets Consist of

           Undistributed investment income--net                                                $     1,914,892    $     3,028,190
           Accumulated realized capital losses--net                                               (15,985,866)       (25,268,351)
           Unrealized appreciation--net                                                             13,504,735         24,476,700
                                                                                               ---------------    ---------------
           Total accumulated earnings (losses)--net                                                  (566,239)          2,236,539
                                                                                               ---------------    ---------------
           Common Stock, par value $.10 per share++                                                  1,116,863          2,112,064
           Paid-in capital in excess of par                                                        165,223,512        317,507,596
                                                                                               ---------------    ---------------
           Net Assets                                                                          $   165,774,136    $   321,856,199
                                                                                               ===============    ===============
           Net asset value per share of Common Stock                                           $         14.84    $         15.24
                                                                                               ===============    ===============
           Market price                                                                        $         14.80    $         15.49
                                                                                               ===============    ===============
             * Identified cost on unaffiliated securities                                      $   243,564,154    $   490,660,372
                                                                                               ===============    ===============
            ** Identified cost on affiliated securities                                        $        11,733    $     4,599,485
                                                                                               ===============    ===============
           *** Preferred Stock authorized, issued and outstanding:
                 Series A Shares                                                                         1,740              1,360
                                                                                               ===============    ===============
                 Series B Shares                                                                         1,740              1,360
                                                                                               ===============    ===============
                 Series C Shares                                                                            --              2,400
                                                                                               ===============    ===============
                 Series D Shares                                                                            --              1,880
                                                                                               ===============    ===============
                 Series E Shares                                                                            --              1,120
                                                                                               ===============    ===============
            ++ Common Stock issued and outstanding                                                  11,168,632         21,120,639
                                                                                               ===============    ===============

           +++ Auction Market Preferred Stock.

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006


Statements of Operations
                                                                                                                    MuniHoldings
                                                                                                                     New Jersey
                                                                                                 MuniHoldings         Insured
For the Six Months Ended January 31, 2006                                                       Fund II, Inc.        Fund, Inc.
Investment Income

           Interest and amortization of premium and discount earned                            $     6,815,712    $    12,771,421
           Dividends from affiliates                                                                       154             49,672
                                                                                               ---------------    ---------------
           Total income                                                                              6,815,866         12,821,093
                                                                                               ---------------    ---------------

Expenses

           Investment advisory fees                                                                    700,665          1,459,725
           Commission fees                                                                             112,225            259,691
           Accounting services                                                                          52,184             89,237
           Professional fees                                                                            28,180             29,384
           Transfer agent fees                                                                          23,136             41,828
           Directors' fees and expenses                                                                 16,261             16,096
           Printing and shareholder reports                                                              9,950             19,058
           Listing fees                                                                                  9,773              9,613
           Pricing fees                                                                                  9,363             11,184
           Custodian fees                                                                                8,094             14,733
           Other                                                                                        19,162             24,257
                                                                                               ---------------    ---------------
           Total expenses before waiver and/or reimbursement                                           988,993          1,974,806
           Waiver and/or reimbursement of expenses                                                        (11)           (90,789)
                                                                                               ---------------    ---------------
           Total expenses after waiver and/or reimbursement                                            988,982          1,884,017
                                                                                               ---------------    ---------------
           Investment income--net                                                                    5,826,884         10,937,076
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                        590,214          3,127,652
               Futures contracts and forward interest rate swaps--net                                       --           (58,975)
                                                                                               ---------------    ---------------
           Total realized gain--net                                                                    590,214          3,068,677
                                                                                               ---------------    ---------------
           Change in unrealized appreciation on:
               Investments--net                                                                    (1,947,364)        (9,561,743)
               Futures contracts and forward interest rate swaps--net                                       --          (240,015)
                                                                                               ---------------    ---------------
           Total change in unrealized appreciation--net                                            (1,947,364)        (9,801,758)
                                                                                               ---------------    ---------------
           Total realized and unrealized loss--net                                                 (1,357,150)        (6,733,081)
                                                                                               ---------------    ---------------

Dividends to Preferred Shareholders

           Investment income--net                                                                  (1,173,681)        (2,497,652)
                                                                                               ---------------    ---------------
           Net Increase in Net Assets Resulting from Operations                                $     3,296,053    $     1,706,343
                                                                                               ===============    ===============

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006


Statements of Changes in Net Assets                                                                    MuniHoldings Fund II, Inc.
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 January 31,          July 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

           Investment income--net                                                              $     5,826,884    $    12,054,853
           Realized gain--net                                                                          590,214          2,156,742
           Change in unrealized appreciation--net                                                  (1,947,364)         10,744,979
           Dividends to Preferred Stock shareholders                                               (1,173,681)        (1,593,265)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      3,296,053         23,363,309
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                  (5,433,499)       (11,625,476)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders        (5,433,499)       (11,625,476)
                                                                                               ---------------    ---------------

Common Stock Transactions

           Value of shares issued to Common Stock shareholders in reinvestment of dividends            323,132            267,353
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                      (1,814,314)         12,005,186
           Beginning of period                                                                     167,588,450        155,583,264
                                                                                               ---------------    ---------------
           End of period*                                                                      $   165,774,136    $   167,588,450
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     1,914,892    $     2,695,188
                                                                                               ===============    ===============

                 See Notes to Financial Statements.



                                                                                       MuniHoldings New Jersey Insured Fund, Inc.
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 January 31,          July 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

           Investment income--net                                                              $    10,937,076    $    21,866,673
           Realized gain--net                                                                        3,068,677          9,254,655
           Change in unrealized appreciation--net                                                  (9,801,758)          4,642,719
           Dividends to Preferred Stock shareholders                                               (2,497,652)        (3,321,072)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      1,706,343         32,442,975
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                  (9,781,032)       (19,944,606)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders        (9,781,032)       (19,944,606)
                                                                                               ---------------    ---------------

Common Stock Transactions

           Value of shares issued to Common Stock shareholders in reinvestment of dividends          1,078,080            183,190
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                      (6,996,609)         12,681,559
           Beginning of period                                                                     328,852,808        316,171,249
                                                                                               ---------------    ---------------
           End of period*                                                                      $   321,856,199    $   328,852,808
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     3,028,190    $     4,369,798
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006


Financial Highlights                                                                                   MuniHoldings Fund II, Inc.
                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        January 31,              For the Year Ended July 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    15.03   $    13.98    $    13.46   $    13.51   $    13.42
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income--net                                      .52++       1.08++        1.15++       1.16++         1.10
           Realized and unrealized gain (loss)--net                    (.11)         1.15           .50        (.15)        (.04)
           Less dividends to Preferred Stock shareholders from
           investment income--net                                      (.11)        (.14)         (.10)        (.10)        (.13)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                              .30         2.09          1.55          .91          .93
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends to Common Stock shareholders from
           investment income--net                                      (.49)       (1.04)        (1.03)        (.96)        (.84)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    14.84   $    15.03    $    13.98   $    13.46   $    13.51
                                                                  ==========   ==========    ==========   ==========   ==========
           Market price per share, end of period                  $    14.80   $    15.25    $    13.53   $    13.16   $    12.96
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                       2.02%+++       15.46%        11.88%        7.15%        7.56%
                                                                  ==========   ==========    ==========   ==========   ==========
           Based on market price per share                           .28%+++       21.04%        10.75%        9.21%       12.12%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement**                     1.18%*        1.19%         1.21%        1.26%        1.29%
                                                                  ==========   ==========    ==========   ==========   ==========
           Total expenses**                                           1.18%*        1.19%         1.22%        1.26%        1.29%
                                                                  ==========   ==========    ==========   ==========   ==========
           Total investment income--net**                             6.98%*        7.38%         8.13%        8.48%        8.27%
                                                                  ==========   ==========    ==========   ==========   ==========
           Amount of dividends to Preferred Stock shareholders        1.41%*         .98%          .69%         .74%         .95%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                               5.57%*        6.40%         7.44%        7.74%        7.32%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                  2.68%*        1.84%         1.23%        1.28%        1.60%
                                                                  ==========   ==========    ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006


Financial Highlights (concluded)                                                                       MuniHoldings Fund II, Inc.
                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        January 31,              For the Year Ended July 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Supplemental Data

           Net assets applicable to Common Stock,
           end of period (in thousands)                           $  165,774   $  167,588    $  155,583   $  149,262   $  149,633
                                                                  ==========   ==========    ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                         $   87,000   $   87,000    $   87,000   $   87,000   $   87,000
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         26.17%       45.11%        31.03%       44.03%       46.31%
                                                                  ==========   ==========    ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,905   $    2,926    $    2,788   $    2,716   $    2,720
                                                                  ==========   ==========    ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                       $      339   $      445    $      223   $      279   $      409
                                                                  ==========   ==========    ==========   ==========   ==========
           Series B--Investment income--net                       $      336   $      471    $      395   $      363   $      394
                                                                  ==========   ==========    ==========   ==========   ==========

             * Annualized.

            ** Do not reflect the effect of dividends to Preferred Stock shareholders.

           *** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006


Financial Highlights                                                                   MuniHoldings New Jersey Insured Fund, Inc.

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        January 31,              For the Year Ended July 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                   $    15.62   $    15.03    $    14.46   $    14.90   $    14.54
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income--net*                                       .52         1.04          1.07         1.08         1.06
           Realized and unrealized gain (loss)--net                    (.32)          .66           .51        (.54)          .31
           Less dividends to Preferred Stock shareholders from
           investment income--net                                      (.12)        (.16)         (.08)        (.09)        (.15)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                              .08         1.54          1.50          .45         1.22
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends to Common Stock shareholders from
           investment income--net                                      (.46)        (.95)         (.93)        (.89)        (.86)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of period                         $    15.24   $    15.62    $    15.03   $    14.46   $    14.90
                                                                  ==========   ==========    ==========   ==========   ==========
           Market price per share, end of period                  $    15.49   $    15.89    $    14.17   $    13.59   $    14.24
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                         .56%++       10.63%        10.90%        3.32%        9.16%
                                                                  ==========   ==========    ==========   ==========   ==========
           Based on market price per share                            .47%++       19.37%        11.24%        1.61%       20.01%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver and reimbursement
           and excluding reorganization expenses**                  1.16%+++        1.14%         1.13%        1.15%        1.19%
                                                                  ==========   ==========    ==========   ==========   ==========
           Total expenses, net of waiver and reimbursement**        1.16%+++        1.14%         1.13%        1.15%        1.22%
                                                                  ==========   ==========    ==========   ==========   ==========
           Total expenses**                                         1.21%+++        1.20%         1.21%        1.23%        1.29%
                                                                  ==========   ==========    ==========   ==========   ==========
           Total investment income--net**                           6.71%+++        6.69%         6.97%        7.05%        7.32%
                                                                  ==========   ==========    ==========   ==========   ==========
           Amount of dividends to Preferred Stock shareholders      1.53%+++        1.02%          .54%         .61%        1.00%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                             5.18%+++        5.67%         6.43%        6.44%        6.32%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                2.44%+++        1.64%          .86%         .97%        1.51%
                                                                  ==========   ==========    ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006


Financial Highlights (concluded)                                                       MuniHoldings New Jersey Insured Fund, Inc.

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        January 31,              For the Year Ended July 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Supplemental Data

           Net assets applicable to Common Stock,
           end of period (in thousands)                           $  321,856   $  328,853    $  316,171   $  304,126   $  313,515
                                                                  ==========   ==========    ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                         $  203,000   $  203,000    $  203,000   $  203,000   $  203,000
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         12.24%       29.61%         8.53%       28.89%       20.05%
                                                                  ==========   ==========    ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,585   $    2,620    $    2,557   $    2,498   $    2,544
                                                                  ==========   ==========    ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                       $      302   $      402    $      206   $      233   $      356
                                                                  ==========   ==========    ==========   ==========   ==========
           Series B--Investment income--net                       $      312   $      403    $      210   $      240   $      381
                                                                  ==========   ==========    ==========   ==========   ==========
           Series C--Investment income--net                       $      317   $      419    $      235   $      247   $      389
                                                                  ==========   ==========    ==========   ==========   ==========
           Series D--Investment income--net                       $      306   $      415    $      210   $      240   $      363
                                                                  ==========   ==========    ==========   ==========   ==========
           Series E--Investment income--net                       $      290   $      394    $      197   $      247   $      393
                                                                  ==========   ==========    ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Do not reflect the effect of dividends to Preferred Stock shareholders.

           *** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

            ++ Aggregate total investment return.

           +++ Annualized.

               See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MUH and MUJ, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Notes to Financial Statements (continued)


* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock for the six months ended January 31, 2006. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment described below:


                                     Investment           Reimbursement

MuniHoldings Fund II, Inc.           Merrill Lynch
                                     Institutional
                                     Tax-Exempt Fund            $    11

MuniHoldings New Jersey              CMA New Jersey
   Insured Fund, Inc.                Municipal Money Fund       $10,890


In addition, for MuniHoldings New Jersey Insured Fund, Inc., the Investment Adviser has agreed to reimburse its management fee based on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the six months ended January 31, 2006, FAM earned fees of $1,459,725, of which $79,899 was waived.

For the six months ended January 31, 2006, MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. reimbursed FAM $2,710 and $5,688, respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2006 were as follows:


                                                           MuniHoldings
                                                             New Jersey
                                        MuniHoldings            Insured
                                       Fund II, Inc.         Fund, Inc.

Total Purchases                          $65,244,839        $65,045,972
Total Sales                              $64,974,551        $86,629,774


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors are authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Notes to Financial Statements (concluded)



Common Stock

MuniHoldings Fund II, Inc.

Shares issued and outstanding during the six months ended January 31, 2006 and the year ended July 31, 2005 increased by 21,687 and 18,116, respectively, as a result of dividend reinvestment.


MuniHoldings New Jersey Insured Fund, Inc.

Shares issued and outstanding during the six months ended January 31, 2006 and the year ended July 31, 2005 increased by 70,327 and 11,698, respectively, as a result of dividend reinvestment.


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2006 were as follows:


                                                           MuniHoldings
                                                             New Jersey
                                        MuniHoldings            Insured
                                       Fund II, Inc.         Fund, Inc.

Series A                                       2.95%              2.50%
Series B                                       3.00%              2.30%
Series C                                          --              2.50%
Series D                                          --              2.40%
Series E                                          --              2.60%


Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2006, MLPF&S earned commissions as follows:


                                                            Commissions

MuniHoldings Fund II, Inc.                                  $    53,815
MuniHoldings New Jersey Insured Fund, Inc.                  $   137,740


5. Capital Loss Carryforward:

MuniHoldings Fund II, Inc.

On July 31, 2005, the Fund had a net capital loss carryforward of $16,576,080, of which $3,589,486 expires in 2008, $12,107,981 expires in 2009, $689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

MuniHoldings New Jersey Insured Fund, Inc.

On July 31, 2005, the Fund had a net capital loss carryforward of $27,784,060, of which $750,299 expires in 2008, $26,797,867 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.072000 per share and $.069000 per share relating to MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. respectively, on February 27, 2006 to shareholders of record on February 14, 2006.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of its net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Proxy Results                                        MuniHoldings Fund II, Inc.


During the six-month period ended January 31, 2006, MuniHoldings Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 26, 2006. A description of the proposal and number of shares voted were as follows:

                                                                            Shares Voted        Shares Withheld
                                                                                For               From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.             10,700,663             224,090
                                             Cynthia A. Montgomery           10,691,425             233,328
                                             Jean Margo Reid                 10,694,663             230,090
                                             Roscoe S. Suddarth              10,690,913             233,840
                                             Edward D. Zinbarg               10,676,913             247,840


During the six-month period ended January 31, 2006, MuniHoldings Fund II,
Inc.'s Preferred Stock (Series A & B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 26, 2006. A description of the proposal and number of shares voted are as follows:


                                                                            Shares Voted        Shares Withheld
                                                                                For               From Voting
1. To elect the Fund's Board of Directors:   Robert C. Doll, Jr.               3,204                   18
                                             Ronald W. Forbes                  3,204                   18
                                             Cynthia A. Montgomery             3,204                   18
                                             Jean Margo Reid                   3,204                   18
                                             Roscoe S. Suddarth                3,204                   18
                                             Richard R. West                   3,199                   23
                                             Edward D. Zinbarg                 3,204                   18


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Proxy Results                        MuniHoldings New Jersey Insured Fund, Inc.


During the six-month period ended January 31, 2006, MuniHoldings New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 26, 2006. A description of the proposal and number of shares voted were as follows:

                                                                            Shares Voted        Shares Withheld
                                                                                For               From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.             20,075,343             517,702
                                             Cynthia A. Montgomery           20,099,743             493,302
                                             Jean Margo Reid                 20,072,778             520,267
                                             Roscoe S. Suddarth              20,073,950             519,095
                                             Edward D. Zinbarg               20,069,085             523,960


During the six-month period ended January 31, 2006, MuniHoldings New Jersey
Insured Fund, Inc.'s Preferred Stock (Series A - E) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 26, 2006. A description of the proposal and number of shares voted were as follows:


                                                                            Shares Voted        Shares Withheld
                                                                                For               From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   Ronald W. Forbes, Cynthia A. Montgomery, Jean Margo Reid,
   Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg                   5,563                  129



SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Theodore R. Jaeckel Jr., Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286


Investment Objectives


NYSE Symbol  MuniHoldings Fund II, Inc. seeks to provide shareholders with
MUH current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of the bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol  MuniHoldings New Jersey Insured Fund, Inc. seeks to provide
MUJ shareholders with current income exempt from federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SEMI-ANNUAL REPORTS                                            JANUARY 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund II, Inc.


By:     /s/ Robert C. Doll, Jr.
       --------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund II, Inc.


Date: March 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       --------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund II, Inc.


Date: March 20, 2006


By:     /s/ Donald C. Burke
       --------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund II, Inc.


Date: March 20, 2006